                                                                      EXHIBIT 24


                               POWER OF ATTORNEY


     We, the undersigned officers and directors of DoubleClick Inc., a Delaware corporation, hereby severally constitute and appoint Kevin P. Ryan and Bruce Dalziel, and each of them individually, with full powers of substitution and resubstitution, our true and lawful attorneys and agents, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable or required to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with this Registration Statement. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to this Registration Statement, to any and all amendments, both pre-effective and post-effective, and supplements to this Registration Statement, and to any and all instruments or documents filed as part of or in conjunction with this Registration Statement or amendments or supplements thereof, and each of the undersigned hereby ratifies and confirms all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

          Signatures                              Title                            Date
          ----------                              -----                            ----
     /s/ Kevin J. O'Connor           Chairman of the Board                   January 24, 2002
--------------------------------
       Kevin J. O'Connor

     /s/ Kevin P. Ryan               Chief Executive Officer (principal      January 24, 2002
--------------------------------       executive officer) and Director
         Kevin P. Ryan

     /s/ Dwight A. Merriman          Director                                January 24, 2002
--------------------------------
      Dwight A. Merriman

     /s/ David N. Strohm             Director                                January 24, 2002
--------------------------------
        David N. Strohm

     /s/ Mark E. Nunnelley           Director                                January 24, 2002
--------------------------------
       Mark E. Nunnelley

     /s/ W. Grant Gregory            Director                                January 24, 2002
--------------------------------
       W. Grant Gregory

       /s/ Don Peppers               Director                                January 24, 2002
--------------------------------
          Don Peppers

      /s/ Thomas S. Murphy           Director                                January 24, 2002
--------------------------------
       Thomas S. Murphy

      /s/ Bruce Dalziel              Chief Financial Officer (principal      January 24, 2002
--------------------------------       financial officer)
         Bruce Dalziel

      /s/ Thomas Etergino            Vice President of Corporate Finance     January 24, 2002
--------------------------------       (principal accounting officer)
        Thomas Etergino